                                                                    EXHIBIT 10.4







                    EVEREST HEALTHCARE SERVICES CORPORATION

                             1996 STOCK AWARD PLAN

                               TABLE OF CONTENTS

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                                                             PAGE
                                                             ----
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ARTICLE I              ESTABLISHMENT.........................   1

     1.1     Purpose.........................................   1

ARTICLE II             DEFINITIONS...........................   1

     2.1     "Agreement" or "Award Agreement"................   1
     2.2     "Award".........................................   1
     2.3     "Beneficiary"...................................   1
     2.4     "Board of Directors" or "Board".................   1
     2.5     "Cause".........................................   1
     2.6     "Code" or "Internal Revenue Code"...............   2
     2.7     "Commission"....................................   2
     2.8     "Committee".....................................   2
     2.9     "Common Stock"..................................   2
     2.10    "Company".......................................   2
     2.11    "Company Affiliate".............................   2
     2.12    "Disability"....................................   2
     2.13    "Effective Date"................................   3
     2.14    "Exchange Act"..................................   3
     2.15    "Fair Market Value".............................   3
     2.16    "Grant Date"....................................   3
     2.17    "Incentive Stock Option"........................   3
     2.18    "Non-Qualified Stock Option"....................   3
     2.19    "Option"........................................   3
     2.20    "Option Period".................................   3
     2.21    "Option Price"..................................   3
     2.22    "Participant"...................................   3
     2.23    "Plan"..........................................   4
     2.24    "Representative"................................   4
     2.25    "Restricted Stock"..............................   4
     2.26    "Retirement"....................................   4
     2.27    "Rule 144"......................................   4
     2.28    "Rule 16b-3"and "Rule 16a-1(c)(3)"..............   4
     2.29    "Securities Act"................................   4
     2.30    "Stock Option"..................................   5
     2.31    "Subscription Agreement"........................   5
     2.33    "Transfer"......................................   5

ARTICLE III            ADMINISTRATION........................   5

     3.1     Committee Structure and Authority...............   5

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ARTICLE IV             STOCK SUBJECT TO PLAN................    8

     4.1     Number of Shares...............................    8
     4.2     Release of Shares..............................    8
     4.3     Restrictions on Shares.........................    8
     4.4     Stockholder Rights.............................    9
     4.5     Anti-Dilution..................................    9

ARTICLE V              ELIGIBILITY..........................   10

     5.1     Eligibility....................................   10

ARTICLE VI             STOCK OPTIONS........................   10

     6.1     Grant of Stock Options to Participants.........   10
     6.2     Terms and Conditions...........................   11
     6.3     Termination by Reason of Death.................   14
     6.4     Termination by Reason of Disability............   14
     6.5     Other Termination..............................   14
     6.6     Certain Rights upon Termination of Employment
             Prior to a Public Offering.....................   14

ARTICLE VII            RESTRICTED STOCK.....................   14

     7.1     General........................................   14
     7.2     Awards and Certificates........................   15
     7.3     Terms and Conditions...........................   15

ARTICLE VIII           PROVISIONS APPLICABLE TO STOCK
                       ACQUIRED UNDER THE PLAN..............   16

     8.1     Restriction on Disposition.....................   16
     8.2     Subscription Agreement.........................   17
     8.3     No Company Obligation..........................   17
     8.4     Limited Transfer During Offering...............   17

ARTICLE IX             CHANGE IN CONTROL PROVISIONS.........   17

     9.1     Impact of Event................................   17
     9.2     Sale of the Company............................   18

ARTICLE X              MISCELLANEOUS........................   19

     10.1    Amendments and Termination.....................   19
     10.2    Form and Timing of Payment Under Awards;
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                                     -ii-
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             Deferrals...............................................    19
     10.3    Status of Awards Under Code Section 162(m)..............    20
     10.4    Unfunded Status of Plan; Limits on Transferability......    20
     10.5    General Provisions......................................    20
     10.6    Mitigation of Excise Tax................................    22
     10.7    Rights with Respect to Continuance of Employment........    22
     10.8    Awards in Substitution for Awards Granted by Other
             Corporations............................................    23
     10.9    Procedure for Adoption..................................    23
     10.10   Procedure for Withdrawal................................    23
     10.11   Delay...................................................    23
     10.12   Headings................................................    23
     10.13   Severability............................................    23
     10.14   Successors and Assigns..................................    24
     10.15   Entire Agreement........................................    24

                    EVEREST HEALTHCARE SERVICES CORPORATION
                             1996 STOCK AWARD PLAN


                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT
                                 -------------

     1.1  Purpose.
          -------

     The Everest Healthcare Services Corporation 1996 Stock Award Plan ("Plan") is hereby established by Everest Healthcare Services Corporation ("Company") effective as of January 15, 1997. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth.


                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1  "Agreement" or "Award Agreement" means, individually or collectively,
           ---------      ---------------
any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

     2.2  "Award" means any Option or Restricted Stock, together with any other
           -----
right or interest, granted to a Participant under the Plan.

     2.3  "Beneficiary" means any person, trust or other entity which has been
           -----------
designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, trust or other entity entitled by will or the laws of descent and distribution to receive such benefits.

     2.4  "Board of Directors" or "Board" means the Board of Directors of the
           ------------------      -----
Company.

     2.5  "Cause" shall mean, for purposes of whether and when a Participant has
           -----
incurred a Termination of Employment for Cause, any act or an act of omission which permits the Company or a Company Affiliate to terminate the employment of the

Participant by the Company or a Company Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's practices, policies or guidelines applicable to the Participant or (b) the Participant's act or an act of omission which constitutes gross misconduct with respect to the Company or a Company Affiliate in any material respect, including, without limitation, an act, or act of omission, of a criminal nature, the result of which is detrimental to the interests of the Company or a Company Affiliate, or conduct, or the omission of conduct, which constitutes a material breach of a duty the Participant owes to the Company or a Company Affiliate.

     2.6  "Code" or "Internal Revenue Code" means the Internal Revenue Code of
           ----      ---------------------
1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

     2.7  "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

     2.8  "Committee" means the person or persons appointed to administer this
           ---------
Plan as further described herein.

     2.9  "Common Stock" means the shares of the regular voting Common Stock,
           ------------
$.01 par value per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.10 "Company" means Everest Healthcare Services Corporation, a Delaware
           -------
corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to all or substantially all of the assets of the Company.

     2.11 "Company Affiliate" means any individual, corporation, partnership,
           -----------------
limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.12 "Disability" means any mental or physical illness, disability or
           ----------
incapacity to the extent that the Participant shall be unable to perform his duties, or the absence of the Participant with the Company or a Company Affiliate employment by reason of any mental or physical illness, disability or incapacity for a period of three months during any six-month period; provided, however, in either case, that such illness, disability or incapacity shall be determined to be of a permanent nature by a licensed physician selected by the Committee and reasonably acceptable to the Participant. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.13 "Effective Date" means January 15, 1997.
           --------------

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

     2.15 "Fair Market Value" means (a) prior to the date the Common Stock is
           -----------------
traded on a regular securities market, the fair market value determined in the sole discretion of the Committee; and (b) after the date the Common Stock is traded on a regular securities market, unless otherwise determined by the Committee, the fair market value per share of Common Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     2.16 "Grant Date" means the date as of which an Award is granted pursuant
           ----------
to the Plan.

     2.17 "Incentive Stock Option" means any Stock Option intended to be and
           ----------------------
designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.18 "Non-Qualified Stock Option" means an Option to purchase Common Stock
           --------------------------
in the Company granted under the Plan, the taxation of which is pursuant to
Section 83 of the Code.

     2.19 "Option" means a right, granted to a Participant under Section 6.1
           ------
hereof, to purchase Common Stock at a specified price during specified time periods, or at a time based upon criteria determined by the Committee.

     2.20 "Option Period" means the period during which an Option shall be
           -------------
exercisable in accordance with the related Agreement and Article VI.

     2.21 "Option Price" means the price at which the Common Stock may be
           ------------
purchased under an Option as provided in Section 6.3(b).

     2.22 "Participant" means a person who satisfies the eligibility conditions
           -----------
of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3 (if relevant) or the status of the Option as an Incentive Stock Option, if intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

     2.23 "Plan" means the Everest Healthcare Services Corporation 1996 Stock
           ----
Award Plan, as herein set forth and as may be amended from time to time.

     2.24 "Representative" means (a) the person or entity acting as the executor
           --------------
or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person or who has acquired any right, title or interest in or to the Common Stock or an Option whether pursuant to community property law or other laws of any jurisdiction by reason of the death of the Participant, or to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.25 "Restricted Stock" means Common Stock granted to a Participant under
           ----------------
Section 8.1 hereof that is subject to certain restrictions and to a risk of forfeiture.

     2.26 "Retirement" means the Participant's Termination of Employment after
           ----------
attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or a Company Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.27 "Rule 144" means Rule 144 promulgated under the Securities Act.
           --------

     2.28 "Rule 16b-3"and "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-
           ----------      ----------------
1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

     2.29 "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

     2.30 "Stock Option" means a right, granted to a Participant under Sections
           ------------
6.1 hereof to purchase Common Stock.

     2.31 "Subscription Agreement" means an agreement, the execution of which is
           ----------------------
a condition precedent to the Participant's receipt of any shares of Common Stock hereunder.

     2.32 "Termination of Employment" means the occurrence of any act or event,
           -------------------------
whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Company Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or a Company Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or Company Affiliates of all businesses owned or operated by the Company or Company Affiliates. With respect to any person who is not an employee with respect to the Company or a Company Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to a Company Affiliate, or from a Company Affiliate to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by a Company Affiliate if the Company Affiliate shall cease to be a Company Affiliate and the Participant shall not immediately thereafter become an employee of the Company or a Company Affiliate.

     2.33 "Transfer" means any sale, disposition, assignment, pledge,
           --------
hypothecation, encumbrance, transfer, conveyance, gift, alienation or other transfer.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III
                                  -----------

                                ADMINISTRATION
                                --------------

     3.1  Committee Structure and Authority.  Prior to the date of the first
          ---------------------------------
registration of an equity security of the Company under the Exchange Act (the "Registration Date"), the Plan shall be administered by the Board of Directors or a committee of one or more persons appointed to administer the Plan by the Board of Directors. From and after the Registration Date, the Plan shall be administered by a committee comprised of one or more persons, which committee shall be the compensation committee of the Board of Directors, unless such committee does not exist or the Board establishes or identifies another committee whose purpose is the administration of this Plan. Only those members of the Committee who participate in the decision relative to Awards under this Plan shall be deemed to be the "Committee" for purposes of this Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of this Plan (including, without limitation, Section 9.1):

          (a) to select those persons to whom Awards may be granted from time to time;

          (b) to determine whether and to what extent Awards or any combination thereof are to be granted hereunder;

          (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award, any shares of Common Stock relating thereto, any performance criteria and the satisfaction of each criteria);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 10.1;

          (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

          (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

          (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

          (m) to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (n) to determine whether and with what effect a Participant has incurred a Termination of Employment;

          (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (p) to determine the restrictions or limitations on the transfer of Common Stock obtained under the Plan;

          (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

          (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan, any Award issued under the Plan and any Subscription Agreement and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan, an Agreement or Subscription Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.
           -- ----


                                  ARTICLE IV
                                  ----------

                             STOCK SUBJECT TO PLAN
                             ---------------------

     4.1  Number of Shares.  Subject to the adjustment under Section 4.6, the
          ----------------
total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1.5 million shares of Common Stock (after giving effect to the stock split effective February 1997.) authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2  Release of Shares.  Subject to the limitation of Section 4.1, the
          -----------------
Committee shall have full authority to determine the number of shares of Common Stock available for Award, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Award, any shares of Common Stock subject to any Award that are forfeited, any shares of Common Stock subject to any Stock Option Award that otherwise terminates without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

     4.3  Restrictions on Shares.  Shares of Common Stock issued upon exercise
          ----------------------
of a Stock Option as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Stock Option Agreement or Subscription Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (a) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation in order for the Company or a Company Affiliate to obtain a deduction with respect to the exercise of a Stock Option or as may otherwise be required by law, and (d) the satisfaction of all other conditions under this Plan, an Award Agreement or Subscription Agreement. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. All shares of Common Stock issued to a Participant in connection with an Award shall be subject to the Subscription Agreement. No person shall have any right regarding the registration of shares of Common Stock except and only to the extent expressly provided in the Subscription Agreement and subject to any requirement or condition imposed by the Company or an underwriter managing an offering of the Company's securities. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

     4.4  Stockholder Rights.  No person shall have any rights of a stockholder
          ------------------
as to shares of Common Stock subject to an Award until, after proper exercise of the Award and execution of a Subscription Agreement or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5  Anti-Dilution.  In the event of any Company stock dividend, stock
          -------------
split, reverse stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the maximum number of Awards available for grant to any Participant for a stated period of time (including the maximum number of Stock Appreciation Rights), the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) of the Code and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.



                                   ARTICLE V
                                   ---------

                                  ELIGIBILITY
                                  -----------

     5.1  Eligibility.  Except as herein provided, the persons who shall be
          -----------
eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees, independent contractors, or consultants of the Company or any subsidiary of the Company or professional corporations or the equivalent owned by such persons, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award with respect to Participants, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in this Plan.



                                  ARTICLE VI
                                  ----------

                                 STOCK OPTIONS
                                 -------------

     6.1  Grant of Stock Options to Participants.  The Committee shall have
          --------------------------------------
authority to grant Stock Options under the Plan at any time or from time to time to each Participant as the Committee determines. The grant of a Stock Option to such Participants shall occur as of the date the Committee determines. Stock Options may be either Incentive Stock Options or Non-Qualified Stock Options.
An Option shall entitle such Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price. On or after Section 162(m) of the Code is applicable to the Company, during any calendar year, Options to purchase no more than 750,000 shares of Common Stock (subject to adjustment under Section 4.5) shall be granted to any Participant during any fiscal year.

     Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     6.2  Terms and Conditions.  Stock Options shall be subject to such terms
          --------------------
and conditions as shall be determined by the Committee, including the following:

          (a) Option Period.  The Option Period of each Stock Option shall be
              -------------
     fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

          (b) Option Price.  The Option Price per share of the Common Stock
              ------------
     purchasable under an Option shall be determined by the Committee; provided, however, that the Option Price per share of an Incentive Stock Option shall be not less than the Fair Market Value per share on the date the Option is granted. If an Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share.

          (c) Exercisability.  Stock Options shall be exercisable at such time
              --------------
     or times and subject to such terms and conditions as shall be determined by the Committee. Subject to the Plan and unless otherwise provided in an Agreement, an Option shall be exercisable only during the Option Period, and only to the extent the Option is fully exercisable as provided in the Option Agreement. Unless otherwise provided in an Agreement, an Option shall be exercisable only if the Participant does not incur a Termination of Employment prior to the date or dates established by the Committee and set forth in an Agreement except if, the Participant dies or incurs a Disability prior to a Termination of Employment, and the Participant satisfies all other conditions in the Plan or an Agreement. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option or provide for acceleration on the satisfaction of performance standards. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

          (d) Method of Exercise.  Subject to the provisions of this Article VI,
              ------------------
     a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased and such other information as requested. Except when waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.2(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); (v) by certifying ownership of Common Stock owned by the Participant to the satisfaction of the Committee for latter delivery to the Company as specified by the Committee; or (vi) by any combination of the foregoing or by any other method permitted by the Committee. If payment of the Option Price of a Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Common Stock to be received upon such exercise that is equal to the number of shares of Restricted Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock was subject, unless otherwise determined by the

     Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued and transferred.

          (e) Company Loan or Guarantee.  Upon the exercise of any Option and
              -------------------------
     subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

              (1) lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

              (2) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

     The terms and conditions of any loan or guarantee, including the term, interest rate and any security interest thereunder and whether the loan shall be with recourse, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f) Non-transferability of Options.  Except as provided herein or in
              ------------------------------
     an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of Beneficiary effective upon the death of the Participant.

     6.3  Termination by Reason of Death.  Unless otherwise provided in an
          ------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety
(90) days following the date of the appointment of a Representative or until the expiration of the Option Period, whichever period is the shorter.

     6.4  Termination by Reason of Disability.  Unless otherwise provided in an
          -----------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     6.5  Termination for Cause.  Unless otherwise agreed to in writing by the
          ---------------------
Committee, if the Participant incurs a Termination of Employment for Cause, any Option granted to the Participant and outstanding shall be cancelled immediately, no payment of any kind shall be made in respect of the Option and the Participant shall have no further rights with respect to the Option.

     6.6  Other Termination.  Unless otherwise provided in an Agreement or
          -----------------
determined by the Committee, if a Participant incurs a Termination of Employment for any reason other than death or Disability, any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

     6.7  Certain Rights upon Termination of Employment.  Each Option Agreement
          ---------------------------------------------
may provide that the Company shall have the right to purchase all or part (as determined by the Committee) of any Option from the Participant, upon such terms and conditions as are set forth in the Option Agreement or as agreed to by the Committee and the Participant. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant violates any covenant regarding proprietary information or noncompetition, the Option shall be cancelled and no value shall or may be paid in respect of such Option and the Participant shall have no further rights with respect to the Option.


                                  ARTICLE VII
                                  -----------

                                RESTRICTED STOCK
                                ----------------

     7.1  General.  The Committee shall have authority to grant Restricted Stock
          -------
under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. Restricted Stock may be either granted currently or on a deferred delivery basis. The

Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or a Company Affiliate (including a division or department of the Company or a Company Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

     7.2  Awards and Certificates.  Notwithstanding the limitations on issuance
          -----------------------
of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3  Terms and Conditions.  Shares of Restricted Stock shall be subject to
          --------------------
the following terms and conditions:

          (a) Limitations on Transferability.  Subject to the provisions of the
              ------------------------------
     Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, dispose of, assign, transfer, pledge, hypothecate, convey, gift, alienate, encumber or otherwise transfer any interest in shares of Restricted Stock.

          (b) Rights.  Restricted stock may be granted for any price or no
              ------
     price. Except as provided in Section 7.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

          (c) Acceleration.  Based on service, performance by the Participant or
              ------------
     by the Company or a Company Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d) Forfeiture.  Unless otherwise provided in an Agreement or
              ----------
     determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

          (e) Delivery.  If and when the Restriction Period expires without a
              --------
     prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates (other than applicable securities law legends) for such shares shall be delivered to the Participant, except the Award may provide for deferred delivery.

          (f) Election.  A Participant may elect to further defer receipt of the
              --------
     Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

                                  ARTICLE VIII
                                  ------------

             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN
             ------------------------------------------------------

     8.1  Restriction on Disposition. Other than in accordance with the terms
          --------------------------
and conditions of this Plan, an Agreement or a Subscription Agreement, any attempted sale, transfer, conveyance, gift, assignment, pledge, encumbrance, hypothecation, alienation or other disposition of a Stock Option or any of the shares of Common Stock by the Participant is void and transfers no right, title, or interest in or to such Stock Option or shares of Common Stock, or any portion of them, to the purported buyer, transferee, donee, assignee, pledgee or encumbrance holder. Upon written consent of the Committee (which consent will not be unreasonably withheld), the Participant may transfer the Option or some or all of the shares of Common Stock (or any interest therein) to his or her Representative; provided, however, prior to any such transfer, the Participant and any such Representative shall execute and deliver to the

Company a counterpart of the Stock Option Agreement or Subscription Agreement indicating the Representative's consent to be bound by its terms to the same extent as the Participant and the Representative shall be deemed to be bound by the terms and conditions of the Stock Option Agreement or Subscription Agreement to the same extent as the Participant.

     8.2  Subscription Agreement. Shares of Common Stock issued upon the
          ----------------------
exercise of an Option shall be subject to the terms and conditions of the Subscription Agreement which may contain such terms as the Committee may determine. The Committee may in its sole discretion include in any Subscription Agreement an obligation that the Participant sell to the Company the Participant's shares of Common Stock received upon the exercise of an Option, upon such terms and conditions as the Committee may determine and set forth in a
Subscription Agreement.     Notwithstanding any provision herein to the
contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to the purchase of the shares of Common Stock.

     8.3  No Company Obligation.  None of the Company, a Company Affiliate or
          ---------------------
the Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Company Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

     8.4  Limited Transfer During Offering.  In the event there is an effective
          --------------------------------
registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to the exercise of an Award.


                                   ARTICLE IX
                                   ----------

                          CHANGE IN CONTROL PROVISIONS
                          ----------------------------

     9.1  Impact of Event.  Notwithstanding any other provision of the Plan to
          ---------------
the contrary, unless otherwise provided in an Agreement, in the event of any transaction between the Company and any Person pursuant to which such Person acquires (i) a majority of the issued and outstanding shares of Common Stock, or
(ii) all or substantially all of the Company's assets on a consolidated basis (a "Sale of the Company") the Committee shall have full discretion to do any or all of the following with respect to an Award:

          (a) to provide that any Stock Options outstanding as of the date such Sale of the Company and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (b) to cause the restrictions and deferral limitations applicable to any Restricted Stock to lapse, and for such Restricted Stock to become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (c) to cause any Award to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

          (d) to provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

          (e) to grant the Participant, by giving notice during a pre-set period, the right to surrender all or part of a stock-based Award to the Company and to receive cash in an amount equal to the amount by which the "Sale of the Company Price" (as defined in Section 9.2) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock (the "Spread") multiplied by the number of shares of Common Stock granted under the Award;

          (f) to require the assumption of the obligation of the Company under the Plan subject to appropriate adjustment; and

          (g) to take any other action the Committee determines to take.

     9.2  Sale of the Company.  For purposes of the Plan, "Sale of the Company
          -------------------
Price" means the higher of (a) prior to the date the Common Stock is traded on a regular securities market, the value per share of Common Stock to be received in connection with the Sale of the Company, and (b) after the date the Common Stock is traded on a regular securities market (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of such sale or (ii) if the Sale of the Company is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), the highest price per share of Common Stock paid in such Corporate Transaction, except that, in the case of Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option is exercised. To the extent that the consideration paid in any such Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     10.1 Amendments and Termination.  The Board may amend, alter or discontinue
          --------------------------
the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or a Company Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, (c) to prevent the Plan from being disqualified from the exemption provided by Rule 16b-3 or (d) made to permit the Company or a Company Affiliate a deduction under the Code.

     The Committee may amend the Plan at any time provided that an amendment shall be subject to the same limitations (and the exceptions to the limitations as apply to any amendment by the Board), and any amendment shall be subject to the approval of the Board.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment (a) made to avoid an expense charge to the Company or a Company Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, (c) to prevent the Plan from being disqualified from the exemption provided by Rule 16b-3 or (d) made to permit the Company or a Company Affiliate a deduction under the Code.

     Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     10.2 Form and Timing of Payment Under Awards; Deferrals.  Subject to the
          --------------------------------------------------
terms of the Plan and any applicable Agreement, payments to be made by the Company or a Company Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant.

     10.3 Status of Awards Under Code Section 162(m).  After Section 162(m) of
          ------------------------------------------
the Code applies to the Company, it is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     10.4 Unfunded Status of Plan; Limits on Transferability.  It is intended
          --------------------------------------------------
that the Plan be an "unfunded" plan for incentive and deferred compensation.
The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

     10.5 General Provisions.
          ------------------

          (a) Representation.  The Committee may require each person purchasing
              --------------
     or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation.  Nothing contained in the Plan shall
              ------------------------
     prevent the Company or a Company Affiliate from adopting other or additional compensation arrangements for its employees. The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (c) Withholding.  No later than the date as of which an amount first
              -----------
     becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with

     Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and Company Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and Company Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d) Reinvestment.  The reinvestment of dividends in additional
              ------------
     Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

          (e) Representation.  The Committee shall establish such procedures as
              --------------
     it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) Controlling Law.  The Plan and all Awards made and actions taken
              ---------------
     thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law) except to the extent the general corporation law of the State of Delaware or Federal law would be applicable. The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, a Company Affiliate or a Participant, including, without limitation, liability under
     Section 16(b) of the Exchange Act.

          (g) Offset.  Any amounts owed to the Company or a Company Affiliate by
              ------
     the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or a Company Affiliate.

          (h) Fail Safe.  With respect to persons subject to Section 16 of the
              ---------
     Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply,it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

          (i) Right to Capitalize.  The grant of an Award shall in no way affect
              -------------------
     the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     10.6 Mitigation of Excise Tax.  Subject to any agreement between the
          ------------------------
Participant and the Company or a Company Affiliate, if any payment or right accruing to a Participant under this Plan (without the application of this Section 10.6), either alone or together with other payments or rights accruing to the Participant from the Company or a Company Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under
Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this
Section 10.6 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

     10.7 Rights with Respect to Continuance of Employment.  Nothing contained
          ------------------------------------------------
herein shall be deemed to alter the relationship between the Company or a Company Affiliate and a Participant, or the contractual relationship between a Participant and the Company or a Company Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or a Company Affiliate and a Participant. The Company or a Company Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or a Company Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or a Company Affiliate reserves the same rights to terminate the

Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.

     10.8  Awards in Substitution for Awards Granted by Other Corporations.
           ---------------------------------------------------------------
Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other entities who are about to become officers, directors or employees of the Company or a Company Affiliate.

     10.9 Procedure for Adoption.  Any Company Affiliate may by resolution of
          ----------------------
such Company Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     10.10   Procedure for Withdrawal.  Any Company Affiliate which has adopted
             ------------------------
the Plan may, by resolution of the board of directors of such Company Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

     10.11   Delay.  If at the time a Participant incurs a Termination of
             -----
Employment (other than due to Cause) or if at the time of a Sale of the Company, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, a Company Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, a Company Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

     10.12   Headings.  The headings contained in this Plan are for reference
             --------
purposes only and shall not affect the meaning or interpretation of this Plan. Except as otherwise indicated by the context, words in the masculine gender used in the Plan include the feminine gender, the singular shall indicate the plural, and the plural shall include the singular.

     10.13   Severability. If any provision of this Plan shall for any reason be
             ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     10.14   Successors and Assigns. This Plan shall inure to the benefit of and
             ----------------------
be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     10.15   Entire Agreement. This Plan and the Agreement constitute the entire
             ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.